united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Adaptive Allocation
Portfolio

Annual Report
December 31, 2015

1-866-263-9260

Distributed by Northern Light Distributors, LLC
FINRA Member

TO SHAREHOLDERS OF THE ADAPTIVE ALLOCATION PORTFOLIO December 31, 2015

Volatility reigned throughout 2015 as markets struggled to establish a clear direction. After enduring several ups and downs, particularly in the second half, the overall market finished the year mixed. U.S. equities, as represented by the S&P 500 Total Return Index, gained 1.4% for the year ended December 31, 2015. Small cap stocks, as represented by the Russell 2000 Total Return Index, lost 4.4% for the same period. International equities, as represented by the iShares Core MSCI Total International Stock ETF (which includes a broad range of large-, mid-and small-sized equities from developed and emerging markets excluding US stocks), lost 4.6% for the year. As the calendar turned to 2016, volatility and losses continued with markets experiencing the worst start to a year ever.

Despite the Federal Reserve finally increasing the Fed Rate slightly in late 2015, U.S. interest rates continued to decline, leading the Barclay’s Capital U.S. Aggregate Bond Total Return Index to post a small gain of 0.6% for the year ended December 31, 2015. Will rates finally begin to increase in 2016 if or when the Federal Reserve makes another move?

2015 was a bit of a quiet year as far as trading goes for the Adaptive Allocation Portfolio (the “Portfolio”), which makes sense given the trendless market environment. Our High-Yield Municipal Bond model was “in” during the entire year. Our TIP (Treasury Inflation Protected) model was the only other model “in” for the majority of the year. Additionally, our REIT (Real Estate Investment Trust), S&P Buyback Equities, US Small Caps and High-Yield Corporate Bonds each had round trip trades during 2015. All other models were positioned defensively throughout the entire period.

Given the model modifications that were completed in 2014, we feel that we have the potential for further risk reduction, while still allowing for upside participation over the long term. We currently have models for the following investment categories: US Equities - Large Cap / Mid Cap / Small Cap, Energy Infrastructure, Gold, Real Estate Investment Trusts (REITs), S&P Buyback Equities, High-Yield Corporate Bonds, High-Yield Municipal Bonds and Inflation Protected Bonds (TIPS) in addition to investing in Cash Equivalents when defensively positioned. Keep in mind that we always look for ways to further enhance our risk management strategies, and the list of our models is subject to change.

Taken as a whole, our models currently indicate that current market trends warrant cautious, defensive positioning. Only our High-Yield Municipal Bond and TIP (Treasury Inflation Protected) models ended the year “in”. We will remain invested mostly in cash equivalents until our models indicate that the potential upside reward appears greater than the potential downside risk. As always, please remember that past performance may not be indicative of future results.

The total return for the Adaptive Allocation Portfolio (net of portfolio expenses) for the 12 month period ended December 31, 2015 was a loss of 5.9%. The Hedge Fund Research Inc. Macro Systematic Diversified Total Return Index (“HFRI Index”) lost 2.3% for the same period. The Portfolio is not intended to correspond directly to any comparative index.

The HFRI Index, comprised of actively-managed funds that utilize somewhat similar risk management strategies, may provide a basis for comparison for an actively managed portfolio such as The Portfolio. The performance for the HFRI Index includes more than 175 macro hedge fund managers employing sophisticated quantitative models to make investment decisions. Note performance information of the HFRI Index may be over-reported to a degree due to survivorship bias, whereby poorly performing funds that close are dropped from the Index.

The Portfolio’s underperformance relative to the HFRI index for the year was primarily due to the HFRI Index having investments that benefited from the sharp decline in the price of Oil and the increase in the U.S. Dollar. The Portfolio does not invest in any currency instruments and does not take short positions in energy-related equities.

Further return information for the Adaptive Allocation Portfolio (net of portfolio expenses) and the HFRI Index is presented on the following pages. Note that information for periods greater than 1 year is annualized.

The Portfolio performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. There is no front end or back end load for the Adaptive Allocation Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2015 is 2.77%.

The Portfolio is an investment vehicle for variable annuity contracts. All performance figures for the Portfolio do not include any fees or expenses that are typically charged by these contracts. If these fees and expenses were included your overall expenses would be higher. Please review your insurance contract prospectus for further description of these fees and expenses.

For current performance information, call toll-free 1-866-263-9260. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

Historical performance results for investment indices and/or categories have been provided for general comparison purposes only, and generally do not reflect the deduction of transaction and/or custodial charges, the deduction of an investment management fee, nor the impact of taxes, the incurrence of which would have the effect of decreasing historical performance results. It should not be assumed that your account holdings correspond directly to any comparative indices. Past performance may not be indicative of future results and does not reflect the impact of taxes on non-qualified accounts. The information contained is derived from sources believed to be accurate. However we do not guarantee its accuracy.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The HFRI Macro Systematic Diversified Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These strategies normally focus on instruments that are highly liquid with short holding periods. These strategies typically would expect to have no greater than a 35% investment in either dedicated currency or commodity exposures over a given market cycle.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. The index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Russell 2000 Total Return Index is an index comprised of the 2,000 smallest companies on the Russell 3000 list and offers investors access to small cap companies. You cannot invest directly into an index.

The iShares Core MSCI Total International Stock ETF tracks the MSCI Total International Stock Index which is composed of large-, mid- and small-capitalization non-U.S. equities with exposure to international developed and emerging markets.

The Barclays Capital U.S. Aggregate Bond Total Return Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market. It is an informational measure of broad market returns commonly applied to fixed income instruments. The index includes U.S. Treasuries, government-related issues, corporate bonds, agency mortgage-backed passthroughs (MBS), consumer asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

3102-NLD-1/29/2016

Adaptive Allocation Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015, compared to its benchmark:

				Inception** -
Annualized Average Returns:	One Year	Three Year	Five Year	December 31, 2015
Adaptive Allocation Portfolio	(5.85)%	(0.65)%	(2.54)%	(0.13)%
Hedge Fund Research, Inc. (HFRI) Macro Systematic Diversified Index ^	(2.28)%	2.36%	0.17%	3.54% ***

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The total operating expense ratio as stated in Portfolio’s Prospectus dated May 1, 2015 is 2.77%.

**	Portfolio commenced operations May 22, 2007.

***	Since May 31, 2007.

^	The HFRI Macro Systematic Diversified Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These strategies typically would expect to have no greater than a 35% investment in either dedicated currency or commodity exposures over a given market cycle. An investor cannot invest directly in an index.

Portfolio Composition of December 31, 2015

Top Holdings by Type	% of Net Assets
Exchange Traded Fund	15.5%
Mutual Fund	16.2%
Short-Term Investments	68.7%
Other Assets Less Liabilities - Net	(0.4)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

Adaptive Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUND - 15.5%
	DEBT FUND - 15.5%
12,509	iShares TIPS Bond ETF	$1,371,987
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,446,272)

	MUTUAL FUND - 16.2%
	DEBT FUND - 16.2%
83,913	Nuveen High Yield Municipal Bond Fund - Class I (Cost - $1,316,455)	1,438,265

	SHORT-TERM INVESTMENTS - 68.7%
	MONEY MARKET FUNDS - 68.7%
1,500,000	Fidelity Institutional Money Market Funds - Treasury Only Portfolio -
	Class I, 0.01% *	1,500,000
1,588,198	Goldman Sachs Financial Square Funds - Government Fund - 0.00% *	1,588,198
1,500,000	Goldman Sachs Financial Square Funds - Prime Obligations Fund - 0.00% *	1,500,000
1,500,000	Goldman Sachs Financial Square Funds - Treasury Obligations Fund - 0.13% *	1,500,000
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,088,198)	6,088,198

	TOTAL INVESTMENTS - 100.4% (Cost - $8,850,925) (a)	$8,898,450
	OTHER ASSETS LESS LIABILITIES - NET - (0.4) %	(39,531)
	NET ASSETS - 100.0%	$8,858,919

ETF - Exchange Traded Fund

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $ 8,850,925 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$121,810
Unrealized depreciation:	(74,285)
Net unrealized appreciation:	$47,525

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
STATEMENT OF ASSETS AND LIABILITIES
For The Year Ended December 31, 2015

ASSETS
Investment securities:
At cost	$8,850,925
At value	$8,898,450
Dividends and interest receivable	6,630
Prepaid expenses and other assets	310
TOTAL ASSETS	8,905,390

LIABILITIES
Payable for Portfolio shares redeemed	755
Payable for securities purchased	6,681
Investment advisory fees payable	7,486
Distribution (12b-1) fees payable	1,854
Shareholder servicing fees payable	1,854
Payable to related party	9,704
Accrued expenses and other liabilities	18,137
TOTAL LIABILITIES	46,471
NET ASSETS	$8,858,919

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$9,748,281
Accumulated net investment loss	(2,140)
Accumulated net realized loss from security transactions	(934,747)
Net unrealized appreciation on investments	47,525
NET ASSETS	$8,858,919

Shares of beneficial interest outstanding	917,555

Net asset value (Net assets/shares outstanding), offering and redemption price per share	$9.65

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
STATEMENT OF OPERATIONS
For The Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$107,621
Interest	728
TOTAL INVESTMENT INCOME	108,349

EXPENSES
Investment advisory fees	116,364
Distribution (12b-1) fees	29,091
Shareholder servicing fees	29,091
Administrative services fees	28,007
Accounting services fees	21,601
Legal fees	21,446
Transfer agent fees	18,540
Audit fees	16,210
Compliance officer fees	12,497
Trustees’ fees and expenses	10,532
Printing and postage expenses	6,586
Custodian fees	3,730
Insurance expense	110
TOTAL EXPENSES	313,805
Less: Waiver of Distribution (12b-1) fees	(735)
Fees waived by the Adviser	(8,566)
NET EXPENSES	304,504

NET INVESTMENT LOSS	(196,155)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(341,818)
Net change in unrealized appreciation/depreciation on investments	(178,966)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(520,784)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(716,939)

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2015	December 31, 2014
FROM OPERATIONS
Net investment loss	$(196,155)	$(44,073)
Net realized gain (loss) from security transactions	(341,818)	879,695
Net change in unrealized appreciation/depreciation on investments	(178,966)	(982,997)
Net decrease in net assets resulting from operations	(716,939)	(147,375)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,541,910	1,610,656
Payments for shares redeemed	(5,903,396)	(4,533,345)
Net decrease in net assets resulting from shares of beneficial interest	(4,361,486)	(2,922,689)

TOTAL DECREASE IN NET ASSETS	(5,078,425)	(3,070,064)

NET ASSETS
Beginning of Year	13,937,344	17,007,408
End of Year *	$8,858,919	$13,937,344
* Includes accumulated net investment loss of:	$(2,140)	$(2,473)

SHARE ACTIVITY
Shares Sold	158,963	157,121
Shares Redeemed	(601,804)	(433,693)
Net decrease in shares of beneficial interest outstanding	(442,841)	(276,572)

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of year	$10.25	$10.39	$9.85	$10.78	$11.19
Activity from investment operations:
Net investment income (loss) (1,2)	(0.17)	(0.03)	(0.11)	0.01	0.06
Net realized and unrealized gain (loss) on investments	(0.43)	(0.11)	0.66	(0.76)	(0.47)
Total from investment operations	(0.60)	(0.14)	0.55	(0.75)	(0.41)
Less distributions from:
Net investment income	—	—	(0.01)	(0.07)	—
Net realized gains	—	—	—	(0.11)	—
Total distributions	—	—	(0.01)	(0.18)	—
Net asset value, end of year	$9.65	$10.25	$10.39	$9.85	$10.78
Total return (3)	(5.85%)	(1.35%)	5.59%	(6.93%)	(3.66%)
Net assets, end of year (000s)	$8,859	$13,937	$17,007	$21,933	$36,816
Ratio of gross expenses to average net assets (4,5)	2.71%	2.36%	2.21%	1.96%	1.92%
Ratio of net expenses to average net assets (4)	2.63%	2.36%	2.21%	1.96%	1.91%
Ratio of net investment income (loss) to average net assets (2,4)	(1.69%)	(0.29%)	(1.09%)	0.06%	0.51%
Portfolio Turnover Rate	132%	189%	173%	343%	243%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser or affiliates not waived a portion of its fees for the years ended December 31, 2011 and 2015, total returns would have been lower.

(4)	The ratios of expenses to average net assets and net investment income(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser and affiliates for December 31, 2011 and 2015.

See accompanying notes to financial statements.

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

The Adaptive Allocation Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio seeks growth and risk-adjusted total return. The principal investment strategy of the Portfolio is to invest in open-end and closed-end investment companies and exchange traded funds and equity and debt securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the Board of Trustees of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2015 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$1,371,987	$—	$—	$1,371,987
Mutual Fund	1,438,265	—	—	1,438,265
Short-Term Investments	6,088,198	—	—	6,088,198
Total	$8,898,450	$—	$—	$8,898,450

The Portfolio did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year. It is the Portfolio’s policy to recognize transfers between Level 1 & Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolio.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 - 2014), or expected to be taken in the Portfolio’s 2015 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $6,256,802 and $6,704,034, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Critical Math Advisors, LLC serves as the Portfolio’s investment adviser (the “Adviser”). Pursuant to an Advisory Agreement with the Trust on behalf of the Portfolio, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolio pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Portfolio’s average daily net assets.

The Adviser has contractually agreed, at least until September 29, 2016, to limit the Portfolio’s total operating expenses, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Adviser)) by reducing all or a portion of its fees and reimbursing the Portfolio, so that its ratio of annual expenses to average net assets will not exceed 3.25%, effective October 1, 2015. Previously the expense limitation was 2.49%. During the year ended December 31, 2015, the Adviser earned Advisory fees in the amount of $116,364. Fees waived or expenses reimbursed may be recouped by the Adviser for a period up to three fiscal years from the date the fee or expense was waived or reimbursed. However, no recoupment payment will be made if it would result in the Portfolio exceeding the contractual expense limitation described above. For the year ended December 31, 2015, the Adviser waived advisory fees totaling $8,566 all of which is subject to recapture through December 31, 2018.

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Portfolio shares (the “Plan”). The Plan provides for a monthly service and/or distribution fee at an annual rate of up to 1.00% which is calculated by the Portfolio on its average daily net assets. Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of 0.50% which is paid to Northern Lights Distributors, LLC (the “Distributor”) for sales and promotion activities and services under the Plan, and to provide compensation for ongoing shareholder servicing and distribution-related activities. Shareholders will receive advance notice of any increase. For the year ended December 31, 2015, the Portfolio incurred fees of $58,182 under the Plan. A portion of the fee payable pursuant to the Plan, equal to 0.25% of average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The Adviser may receive such service fees with respect to Portfolio accounts for which it provides shareholder servicing. For the year ended December 31, 2015 the Portfolio incurred $29,091 in service fees included in the total fees incurred under the Plan noted above. The Adviser voluntarily reimbursed the Portfolio $735 in service fees it had received during the year ended December 31, 2015.

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s shares and is an affiliate of GFS. For the year ended December 31, 2015, the Distributor did not receive any underwriting commissions for sales of the Portfolio’s shares.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”)

An affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for the serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, LLC(“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

Custody Administration

Pursuant to the terms of the Portfolio’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Portfolio pays an asset-based fee in decreasing amounts as Portfolio assets reach certain breakpoints. The Portfolio also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended December 31, 2015 were $155. The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2015, Midland National Life Insurance Company held 98.70% of the voting securities of the Adaptive Allocation Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Midland National Life Insurance Company are also owned beneficially.

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions for the fiscal years ended December 31, 2015 or December 31, 2014.

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(934,747)	$(2,140)	$—	$47,525	$(889,362)

The difference between book basis and tax basis accumulated net investment loss is primarily attributable to the unamortized portion of organization expenses for tax purposes.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any, as follows:

Non-Expiring	Non-
Short-Term	Expiring	Total
$934,747	$—	$934,747

Permanent book and tax differences primarily attributable to the reclass of net operating losses, resulted in reclassification for the year ended December 31, 2015 as follows:

Paid	Undistributed
In	Net Investment
Capital	Income (Loss)
$(196,488)	$196,488

Adaptive Allocation Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

7.	NEW ACCOUNTING PRONOUCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
 and the Shareholders of Adaptive Allocation Portfolio

We have audited the accompanying statement of assets and liabilities of Adaptive Allocation Portfolio (the “Portfolio”), a series of shares of beneficial interest in Northern Lights Variable Trust, including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adaptive Allocation Portfolio as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 12, 2016

Adaptive Allocation Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2015

As a shareholder of the Adaptive Allocation Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Adaptive Allocation Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Adaptive Allocation Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees, as well as other charges and expenses of the insurance contract, or separate account.

Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/15	12/31/15	7/1/15 – 12/31/15*
Actual	$1,000.00	$972.80	$ 13.82
Hypothetical
(5% return before expenses)	$1,000.00	$1,011.19	$ 14.09

*	Expenses are equal to the Portfolio’s annualized expense ratio of 2.78%, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Adaptive Allocation Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

Critical Math Advisors, LLC (Adviser to Adaptive VIT)

In connection with the regular meeting held on September 29 and 30, 2015, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Critical Math Advisors, LLC (“Critical Math”) and the Trust, with respect to Adaptive Allocation Portfolio (“Adaptive VIT” or the “Portfolio”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Critical Math was founded in 2006 and is currently managing approximately $43 million in assets primarily for two mutual funds and individuals. The Trustees considered the adviser’s investment process, noting that the strategies are created using proprietary technical investment models developed by the portfolio manager and based on objective rules-based risk reduction techniques applied to several equity and fixed income market indices. The Trustees considered that the adviser evaluates, maintains and tests existing investment models and continues to develop and test new technical models within additional asset classes in order to provide diversification in a changing economic environment. The Trustees considered that the adviser monitors compliance with investment limitations of Adaptive VIT by utilizing a pre-trade compliance checklist to prevent investment deviations prior to trade execution and performs a daily review of the Portfolio’s holdings, looking for any deviations to the guidelines. The Trustees observed that the adviser considers a number of factors when selecting brokers and evaluating best execution, including trade efficiency, a broker’s level of trading expertise, technology, administrative support, industry reputation and capabilities to execute unique orders. The Trustees also observed that the adviser employs the services of an independent third party to monitor and provide quarterly reviews of brokers. The Trustees noted the adviser reported there have been no material compliance or litigation issues since the last advisory contract approval. The Board recognized the adviser’s conservative investment style is focused on protecting capital in non-trending markets and concluded that Critical Math would likely continue to provide quality services to Adaptive VIT and its shareholders.

Performance. The Trustees reviewed the Portfolio’s performance over the 1-year, 2-year, 3-year and 5-year time periods, noting that it underperformed its benchmark, peer group, Morningstar category and adviser-selected Morningstar category over all time periods presented. They further noted that the Adaptive Allocation Fund had performed in line with Adaptive VIT and reasoned that this was consistent with the adviser’s representation that the Adaptive Allocation Fund was managed in a manner similar to Adaptive VIT. They considered the Portfolio’s objective and noted the adviser’s trend following strategy, reasoning that V shaped recoveries and the lack of strong trends tended to adversely affect performance. They also reasoned that the adviser had shown the ability to protect returns in downward trending markets, that the Portfolio had performed consistently with the strategies and methodology disclosed in the Portfolio’s prospectus, and that the adviser had shown a willingness to continue to change the models used to attempt to improve performance. After further discussion, the Trustees determined that the Portfolio’s performance was consistent with the strategies employed.

Adaptive Allocation Portfolio
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

Fees and Expenses. The Trustees noted the advisory fee charged to the Portfolio is below the average advisory fee charged by peer group funds and adviser-selected Morningstar category, and in line with the average of the Portfolio’s Morningstar category. The Trustees noted that the Portfolio’s net expense ratio was in line with the average of the peer group, lower than the adviser-selected Morningstar category average and higher than the Portfolio’s Morningstar category average, and within the range of each comparison group. The Trustees considered the size of the Portfolio, noting that expenses are often higher for smaller funds. They discussed the Adviser’s representations regarding the relatively low amount of trading costs for the Portfolio, which is an indirect cost borne by shareholders. After discussion, the Trustees concluded the advisory fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Portfolio, and the adviser’s targeted audience and current asset levels, the absence of breakpoints was not a concern at this time. They further noted that a representative of the adviser had agreed to discuss breakpoints as the assets in the Portfolio increase. The Trustees concluded to monitor asset levels and discuss breakpoints in the future as economies are realized by either series.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser for the Portfolio. The Trustees noted that the profits realized by the adviser were modest in both dollar amount and in percentage of the advisory fee received by the adviser. The Trustees concluded the level of profitability from the Portfolio was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreements is in the best interests of the shareholders of Adaptive Allocation Portfolio.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolio.

Adaptive Allocation Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007 Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15-NLVT-v4

Adaptive Allocation Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-263-9260.

12/31/15-NLVT-v4

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-263-9260 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-263-9260.

INVESTMENT ADVISER
Critical Math Advisors LLC
3840 Quakerbridge Road, Suite 130
Hamilton, NJ 08619

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor, Mark Gersten and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $14,000

2014 - $14,000

2013 - $14,000

2012 - $14,000

2011 - $14,000

(b)	Audit-Related Fees
2015 – N/A

2014 – N/A

2013 – N/A

2012 – N/A

2011 - N/A

(c)	Tax Fees

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - N/A

2014 - N/A

2013 - N/A

2012 - N/A

2011 - N/A

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2011	2012	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

2011 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 2/25/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 2/25/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 2/25/16